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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                            -------------------------

                                    FORM 8-K
                            -------------------------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 20, 2003





                           PERMIAN BASIN ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)



                 TEXAS                                1-8033                            75-6280532
    (State or other jurisdiction of                (Commission                       (I.R.S. Employer
    incorporation or organization)                 File Number)                     Identification No.)




            TRUST DIVISION
          ROYALTY TRUST GROUP                                                             75202
         BANK OF AMERICA, N.A.                                                          (Zip Code)
      901 MAIN STREET, 17TH FLOOR
             DALLAS, TEXAS
(Address of principal executive offices)




     Registrant's Telephone Number, including area code:  (214) 209-2400


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report)








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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         c. Exhibits

                 99.1 Press Release dated June 20, 2003.


ITEM 9. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         This Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition, but is furnished under Item 9 pursuant to the Commission's instructions issued in Exchange Commission Release No.
34-47583. The information furnished is not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         On June 20, 2003, the Registrant issued a press release announcing its quarterly cash distribution to unitholders of record on June 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PERMIAN BASIN ROYALTY TRUST

                              By:  BANK OF AMERICA, N.A., TRUSTEE FOR
                                   PERMIAN BASIN ROYALTY TRUST


                              By:      /s/ Ron E. Hooper
                                 ----------------------------------------------
                                   Ron E. Hooper
                                   Senior Vice President, Royalty Management

Date: June 24, 2003


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                                  EXHIBIT INDEX

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
EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1              Press Release dated June 20, 2003.